UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2011

EZCORP, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19424 (Commission File Number)	74-2540145 (IRS Employer Identification No.)
1901 Capital Parkway, Austin, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b)	On May 11, 2011, Richard D. Sage, a director, notified EZCORP, Inc. that he intends to retire from the Board of Directors soon after the end of the company’s current fiscal year (September 30, 2011). Mr. Sage, age 70, has served as a director for the past 16 years, and is stepping down to devote more time to personal matters.
Item 8.01 — Other Events
On May 17, 2011, EZCORP, Inc. issued a press release announcing the completion of the previously announced acquisition of fifteen Mister Money pawn stores located in Iowa, Wisconsin and Illinois. A copy of that press release is attached as Exhibit 99.1.
Item 9.01 — Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Press Release, dated May 17, 2011
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.
Date: May 17, 2011	By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr.
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description of Exhibit
99.1	Press Release, dated May 17, 2011

3